                                                                     EXHIBIT 4.2


================================================================================
--------------------------------------------------------------------------------



                               TRIBUNE COMPANY,

                                    Issuer

                                      and

                        BANK OF MONTREAL TRUST COMPANY,

                                    Trustee


                        -------------------------------


                                   INDENTURE

                         Dated as of __________, 1999


                        -------------------------------



                         SUBORDINATED DEBT SECURITIES


================================================================================
--------------------------------------------------------------------------------

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of January 1, 1997 between Tribune Company and Bank of Montreal Trust Company

Trust Indenture
  Act Section                                      Indenture Section
---------------                                    -----------------
(S) 310 (a)(1)             .............................        6.09
     (a)(2)                .............................        6.09
     (a)(3)                .............................        Not Applicable
     (a)(4)                .............................        Not Applicable
     (a)(5)                .............................        6.09
     (b)                   .............................        6.08, 6.10
(S) 311 (a)                .............................        6.13(a)
     (b)                   .............................        6.13(b)
     (b)(2)                .............................        7.03(a)(2)
                           .............................        7.03(b)
(S) 312 (a)                .............................        7.01, 7.02(a)
     (b)                   .............................        7.02(b)
     (c)                   .............................        7.02(b)
(S) 313 (a)                .............................        7.03(a)
     (b)                   .............................        7.03(b)
     (c)                   .............................        7.03(a), 7.03(b)
     (d)                   .............................        7.03(c)
(S) 314 (a)                .............................        7.04
     (a)(4)                .............................        10.07
     (b)                   .............................        Not Applicable
     (c)(1)                .............................        1.02
     (c)(2)                .............................        1.02
     (c)(3)                .............................        Not Applicable
     (d)                   .............................        Not Applicable
     (e)                   .............................        1.02
(S) 315 (a)                .............................        6.01(a)
     (b)                   .............................        6.02
                           .............................        7.03(a)(6)
     (c)                   .............................        6.01(b)
     (d)                   .............................        6.01(c)
     (d)(1)                .............................        6.01(a), 601(c)
     (d)(2)                .............................        6.01(c)(2)
     (d)(3)                .............................        6.01(c)(3)
     (e)                   .............................        5.14
(S) 316 (a)......          .............................        1.01
     (a)(1)(A)..           .............................        5.02, 5.12
     (a)(1)(B)..           .............................        5.02, 5.13
     (a)(2).....           .............................        Not Applicable
     (b)........           .............................        5.08
     (c)........           .............................        1.04

                                      -i-

(S) 317 (a)(1)...          .............................        5.03
     (a)(2).....           .............................        5.04
     (b)........           .............................        10.03
(S) 318 (a)......          .............................        1.07

----------------------
NOTE: This reconciliation and tie shall not, for any purpose, deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

                            RECITALS OF THE COMPANY
                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.     Definitions.......................................................1
                  Act...............................................................2
                  Affiliate.........................................................2
                  Authenticating Agent..............................................2
                  Board of Directors................................................2
                  Board Resolution..................................................2
                  Business Day......................................................2
                  Commission........................................................2
                  Company...........................................................2
                  Company Request or Company Order..................................3
                  Corporate Trust Office............................................3
                  Corporation.......................................................3
                  Currency..........................................................3
                  Depository........................................................3
                  Discharged........................................................3
                  Dollar or $.......................................................3
                  Event of Default..................................................3
                  Fixed Rate Security...............................................3
                  Floating Rate Security............................................3
                  Foreign Currency..................................................3
                  Global Security...................................................4
                  Holder............................................................4
                  Indebtedness......................................................4
                  Indenture.........................................................4
                  Net Worth.........................................................4
                  Officers' Certificate.............................................4
                  Opinion of Counsel................................................4
                  Original Issue Discount Security..................................4
                  Outstanding.......................................................4
                  Paying Agent......................................................5
                  Person............................................................5
                  Predecessor Security..............................................5
                  principal.........................................................5
                  Redemption Date...................................................5
                  Redemption Price..................................................5
                  Responsible Officer...............................................5
                  Securities........................................................6
                  Security Register.................................................6

                  Senior Indebtedness............................................... 6
                  Significant Subsidiary............................................ 6
                  Subsidiary........................................................ 6
                  Trustee........................................................... 6
                  Trust Indenture Act............................................... 6
                  Vice President.................................................... 6
                  United States..................................................... 6
                  U.S. Government Obligations....................................... 6
SECTION 1.02.     Compliance Certificates and Opinions.............................. 7
SECTION 1.03.     Form of Documents Delivered to Trustee............................ 7
SECTION 1.04.     Acts of Holders................................................... 8
SECTION 1.05.     Notices, Etc., to Trustee and Company............................. 9
SECTION 1.06.     Notice to Holders; Waiver......................................... 9
SECTION 1.07.     Conflict with Trust Indenture Act.................................10
SECTION 1.08.     Effect of Headings and Table of Contents..........................10
SECTION 1.09.     Successors and Assigns............................................10
SECTION 1.10.     Separability Clause...............................................10
SECTION 1.11.     Benefits of Indenture.............................................10
SECTION 1.12.     Governing Law.....................................................11
SECTION 1.13.     Legal Holidays....................................................11
SECTION 1.14.     Incorporators, Stockholders, Officers and Directors Exempt from
                  Individual Liability..............................................11

                                  ARTICLE II
                                SECURITY FORMS

SECTION 2.01.     Forms Generally...................................................11
SECTION 2.02.     Form of Trustee's Certificate of Authentication...................12
SECTION 2.03.     Securities Issuable in the Form of a Global Security..............12

                                  ARTICLE III
                                THE SECURITIES

SECTION 3.01.     Amount Unlimited; Issuable in Series..............................15
SECTION 3.02.     Denominations.....................................................18
SECTION 3.03.     Execution, Authentication, Delivery and Dating....................18
SECTION 3.04.     Temporary Securities..............................................20
SECTION 3.05.     Registration, Registration of Transfer and Exchange...............20
SECTION 3.06.     Mutilated, Destroyed, Lost and Stolen Securities..................21
SECTION 3.07.     Payment of Interest; Interest Rights Preserved....................22
SECTION 3.08.     Persons Deemed Owners.............................................23
SECTION 3.09.     Cancellation......................................................23
SECTION 3.10.     Computation of Interest...........................................23
SECTION 3.11.     Currency of Payments in Respect of Securities.....................23
SECTION 3.12.     Judgments.........................................................24

                                                                                  Page
                                                                                  ----
                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

SECTION 4.01.     Satisfaction and Discharge of Indenture...........................24
SECTION 4.02.     Application of Trust Money........................................26

                                   ARTICLE V
                                   REMEDIES

SECTION 5.01.     Events of Default.................................................26
SECTION 5.02.     Acceleration of Maturity; Rescission and Annulment................28
SECTION 5.03.     Collection of Indebtedness and Suits for  Enforcement by Trustee..29
SECTION 5.04.     Trustee May File Proofs of Claim..................................30
SECTION 5.05.     Trustee May Enforce Claims Without Possession of Securities.......31
SECTION 5.06.     Application of Money Collected....................................31
SECTION 5.07.     Limitation on Suits...............................................32
SECTION 5.08.     Unconditional Right of Holders to Receive Principal, Premium
                  and Interest......................................................32
SECTION 5.09.     Restoration of Rights and Remedies................................33
SECTION 5.10.     Rights and Remedies Cumulative....................................33
SECTION 5.11.     Delay or Omission Not Waiver......................................33
SECTION 5.12.     Control by Holders................................................33
SECTION 5.13.     Waiver of Past Defaults...........................................34
SECTION 5.14.     Undertaking for Costs.............................................34
SECTION 5.15.     Waiver of Stay or Extension Laws..................................34
SECTION 5.16.     Duty to Accelerate................................................35

                                  ARTICLE VI
                                  THE TRUSTEE

SECTION 6.01.     Certain Duties and Responsibilities...............................35
SECTION 6.02.     Notice of Defaults................................................36
SECTION 6.03.     Certain Rights of Trustee.........................................37
SECTION 6.04.     Not Responsible for Recitals or Issuance of Securities............38
SECTION 6.05.     May Hold Securities...............................................38
SECTION 6.06.     Money Held in Trust...............................................38
SECTION 6.07.     Compensation and Reimbursement....................................38
SECTION 6.08.     Disqualification; Conflicting Interests...........................39
SECTION 6.09.     Corporate Trustee Required; Eligibility...........................45
SECTION 6.10.     Resignation and Removal; Appointment of Successor.................45
SECTION 6.11.     Acceptance of Appointment by Successor............................47
SECTION 6.12.     Merger, Conversion, Consolidation or Succession to Business.......48
SECTION 6.13.     Preferential Collection of Claims Against Company.................48
SECTION 6.14.     Appointment of Authenticating Agent...............................52

                                                                                  Page
                                                                                  ----

                                  ARTICLE VII
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.     Company to Furnish Trustee Names and Addresses of Holders........54
SECTION 7.02.     Preservation of Information; Communications to Holders...........54
SECTION 7.03.     Reports by Trustee...............................................55
SECTION 7.04.     Reports by Company...............................................57

                                 ARTICLE VIII
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.     Company May Consolidate, Etc., Only on Certain Terms.............57
SECTION 8.02.     Successor Corporation Substituted................................58

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

SECTION 9.01.     Supplemental Indentures without Consent of Holders...............58
SECTION 9.02.     Supplemental Indentures with Consent of Holders..................60
SECTION 9.03.     Execution of Supplemental Indentures.............................61
SECTION 9.04.     Effect of Supplemental Indentures................................61
SECTION 9.05.     Conformity with Trust Indenture Act..............................61
SECTION 9.06.     Reference in Securities to Supplemental Indentures...............61

                                   ARTICLE X
                                   COVENANTS

SECTION 10.01.    Payment of Principal, Premium and Interest.......................62
SECTION 10.02.    Maintenance of Office or Agency..................................62
SECTION 10.03.    Money for Securities Payments To Be Held in Trust................62
SECTION 10.04.    Corporate Existence..............................................63
SECTION 10.05.    Maintenance of Properties........................................64
SECTION 10.06.    Payment of Taxes and Other Claims................................64
SECTION 10.07.    Statement as to Compliance.......................................64
SECTION 10.08.    Waiver of Certain Covenants......................................65

                                  ARTICLE XI
                           REDEMPTION OF SECURITIES

SECTION 11.01.    Applicability of Article.........................................65
SECTION 11.02.    Election to Redeem; Notice to Trustee............................65
SECTION 11.03.    Selection by Trustee of Securities to Be Redeemed................65
SECTION 11.04.    Notice of Redemption.............................................66
SECTION 11.05.    Deposit of Redemption Price......................................66

                                                                                       Page
                                                                                       ----
SECTION 11.06.    Securities Payable on Redemption Date.................................67
SECTION 11.07.    Securities Redeemed in Part...........................................67

                                  ARTICLE XII
                                 SINKING FUNDS

SECTION 12.01.    Applicability of Article..............................................67
SECTION 12.02.    Satisfaction of Sinking Fund Payments with Securities.................68
SECTION 12.03.    Redemption of Securities for Sinking Fund.............................68

                                 ARTICLE XIII
                                  DEFEASANCE

SECTION 13.01.    Applicability of Article..............................................68
SECTION 13.02.    Defeasance upon Deposit of Moneys or U.S. Government
                  Obligations...........................................................69
SECTION 13.03.    Deposited Moneys and U.S. Government Obligations to Be Held in
                  Trust.................................................................70
SECTION 13.04.    Repayment to Company..................................................70

                                  ARTICLE XIV
                                 SUBORDINATION

SECTION 14.01.    Securities Subordinate to Senior Indebtedness.........................71
SECTION 14.02.    Payment Over of Proceeds upon Dissolution, Etc........................72
SECTION 14.03.    Prior Payment to Senior Indebtedness upon Acceleration of Securities..73
SECTION 14.04.    Default in Senior Indebtedness........................................74
SECTION 14.05.    Payment Permitted if No Default.......................................74
SECTION 14.06.    Subrogation Rights of Holders of Senior Indebtedness..................75
SECTION 14.07.    Provision Solely to Define Relative Rights............................75
SECTION 14.08.    Trustee to Effectuate Subordination...................................75
SECTION 14.09.    No Waiver of Subordination Provisions.................................76
SECTION 14.10.    Notice to Trustee.....................................................76
SECTION 14.11.    Reliance on Judicial Order or Certificate of Liquidating Agent........77
SECTION 14.12.    Trustee Not Fiduciary for Holders of Senior Indebtedness..............77
SECTION 14.13.    Rights of Trustee as Holder of Senior Indebtedness; Preservation of
                  Trustee's Rights......................................................78
SECTION 14.14.    Article XIV Applicable to Paying Agents...............................78

---------------------------
NOTE: This table of contents shall not, for any purpose, deemed to be a part of the Indenture.

                  INDENTURE, dated as of __________, 1999 between Tribune Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 435 North Michigan Avenue, Chicago, Illinois 60611, and Bank of Montreal Trust Company, a trust company duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.              Definitions.

                  For all purposes of this Indenture and any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein as of the date of this Indenture;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means, with respect to the Securities of any series, any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of such series.

                  "Board of Directors" means either the board of directors of the Company or a duly authorized committee of such board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of Chicago, State of Illinois or The City of New York, State of New York, are authorized or obligated by law or regulation to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President and Chief Executive Officer, or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee in The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 77 Water Street, New York, New York 10005.

                  "Corporation" includes corporations, associations, companies, business trusts and limited partnerships.

                  "Currency" means Dollars or Foreign Currency.

                  "Depository" means unless otherwise specified by the Company pursuant to either Sections 2.03 or 3.01, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

                  "Discharged" has the meaning specified in Section 13.02.

                  "Dollar" or "$" means the currency of the United States that at the time of payment is legal tender for the payment of public and private debts.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Fixed Rate Security" means a Security which provides for the payment of interest at a fixed rate.

                  "Floating Rate Security" means a Security which provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 3.01.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

                  "Global Security" means a Security issued to evidence all or a part of any series of Securities which is executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered as to principal and interest in the name of the Depository or its nominee.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" has the meaning specified in Section 14.01.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Net Worth" means the aggregate amount of stockholders' investment as determined in accordance with generally accepted accounting principles.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon the declaration of acceleration of the maturity thereof pursuant to
Section 5.02.

                  "Outstanding", when used with respect to Securities or any series of Securities, means, as of the date of determination, all Securities or all Securities of such series, as the case may be, theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (3) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of such time and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "principal" of a Security on any day and for any purpose means the amount (including without limitation, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such Security as of such date and for such purpose (including without limitation, in connection with any sinking fund, upon any redemption at the option of the Company upon any purchase or exchange at the option of the Company or the holder of such Security and upon the acceleration of the maturity of such Security).

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Register" has the meaning specified in  Section
3.05.

                  "Senior Indebtedness" has the meaning specified in Section 14.01.

                  "Significant Subsidiary" has the meaning specified in Section 5.01.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean and include each such Person, and "Trustee," as used with respect to the Securities of any series, shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "United States" means the United States of America (including the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "U.S. Government Obligations" has the meaning specified in
Section 13.02.

SECTION 1.02.              Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate (other than any Officers' Certificate delivered pursuant to Section 10.07) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.              Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any certificate or opinion of an officer or opinion of counsel may be based, insofar as it relates to any accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such accounting matters are erroneous. Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.              Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage of Holders of one or more series then Outstanding may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) The Company may fix a record date for the purpose of determining the identity of the Holders entitled to participate in any Act authorized or permitted under this

Indenture, which record date shall be the later of (i) 10 days prior to the first solicitation of the written instruments required for such Act or (ii) the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 7.01. If such a record date is fixed, the Persons who were the Holders of the Securities of the affected series at the close of business on such record date (or their duly authorized proxies) shall be the only Persons entitled to execute written instruments with respect to such Act, or to revoke any written instrument previously delivered, whether or not such Persons shall continue to be Holders of the Securities of such series after such record date. No such written instrument shall be valid or effective for more than 150 days after such record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05.              Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at 435 North Michigan Avenue, Chicago, Illinois 60611, or at any other address previously furnished in writing to the Trustee by the Company.

                  Any such Act or other document shall be in the English language.

SECTION 1.06.              Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice provided, however, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 3.01, shall be sufficiently given if given in the manner specified pursuant to Section 3.01. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07.              Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act, the imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provisions shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 1.08.              Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.              Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.              Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.              Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.              Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Illinois except as may be otherwise required by mandatory provisions of law.

SECTION 1.13.              Legal Holidays.

                  Unless otherwise specified pursuant to Section 3.01, in any case where the due date of interest on or principal of any Security or the date fixed for redemption of any Security shall not be a Business Day then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such due date or Redemption Date; provided that no interest shall accrue for the period from and after such prior date.

SECTION 1.14. Incorporators, Stockholders, Officers and Directors Exempt from Individual Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.


                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.01.              Forms Generally.

                  The Securities of each series shall be in substantially the form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Securities to be necessary or appropriate, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with a true and correct copy of the form of the Securities of such series approved by or pursuant to such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02.              Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated pursuant to the within-mentioned Indenture.


-----------------------------                        ---------------------------
         as Trustee                                           as Trustee

                                       OR

By:                                                  By:
   --------------------------                           ------------------------
         Authorized Officer                             As Authenticating Agent


                                                     By:
                                                        ------------------------
                                                          Authorized Officer

SECTION 2.03.              Securities Issuable in the Form of a Global Security.

                  (a) If the Company shall establish pursuant to Section 3.01 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE

DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY."

                  (b) Notwithstanding any other provision of this Section 2.03 or of Section 3.05, unless otherwise provided in the Global Security, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to the Depository or another nominee of the Depository for such Global Security, or to a successor Depository for such Global Security selected or approved by the Company or to a nominee of such successor Depository. Except as provided below, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of the Securities represented by such Global Security and will not be considered the Holders thereof for any purpose under the Indenture.

                  (c) If at any time the Depository for a Global Security notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to such Global Security. If a successor Depository for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.01(16) shall no longer be effective with respect to such Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                  (d) The Company may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Securities or Securities.

                  (e) A Global Security will also be exchangeable if there shall have occurred and is continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities of such series represented by such Global Security. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Securities or Securities.

                  (f) If specified by the Company pursuant to Section 3.01 with respect to Securities issued or issuable in the form of a Global Security, the Depository for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depository. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depository a new Security or Securities of the same series of like tenor and terms and of any authorized denominations as requested by such Person or the Depository in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depository a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  (g) Upon issuance, all Securities with identical terms and held by the Depository on behalf of its participants will be represented by one Global Security and be deposited with the Depository and registered in the name of a nominee of the Depository. The Company may request the Trustee at any time to consolidate two or more outstanding Global Securities having identical terms and for which interest has been paid to the same date.

                  (h) In any exchange provided for in any of the preceding five paragraphs, the Company will execute and the Trustee will authenticate and deliver individual fully registered Securities in authorized denominations, provided that the definitive Securities so issued in exchange for a Global Security shall be in denominations of $100,000 and any aggregate principal amount and tenor as the portion of such Global Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities in certificated registered form will be issued in exchange for a Global Security, or any portion thereof, only if such Securities in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a person who is beneficial owner of an interest thereof given through the Holder hereof. Except as provided above, owners of beneficial interest in a Global Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this
Section 2.03 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to the instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

                  (i) Members in and participants of the Depository shall have no rights under the Indenture with respect to any Global Security held on their behalf by a Depository, and such Depository may be treated by the Company, the trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever.

                  (j) Any Company Order delivered pursuant to Section 3.03 by the Company with respect to the authentication, exchange, endorsement or delivery or redelivery of a Global Security shall be in writing, signed by any one of the officers enumerated under the definition of "Company Order" contained in Section 1.01 or by any officer authorized by a previously delivered Company Order, but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.


                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.01.              Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.03, 3.04, 3.05, 3.06,
         9.06 or 11.07);

                  (3) the formula, if any, by which the principal amount of Securities of the series outstanding may be determined from time to time;

                  (4) the date or dates on which or periods during which the Securities of the series may be issued and the date or dates on which or the range of dates within which the principal of (and premium, if any, on) the Securities of the series are or may be payable;

                  (5) the rate or rates or the methods of determination thereof at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue and the dates on which such interest shall be payable and the record date for the interest payable on any such interest date;

                  (6) the place or places, if any, in addition to the City of Chicago, where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

                  (7) the period or periods within which or the dates on which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and/or the method by which such period or periods, dates, price or prices and terms and conditions shall be determined;

                  (8) the obligation, if any, of the Company to redeem, purchase, convert, exchange or repay Securities of the series pursuant to any sinking fund or analogous provisions or otherwise or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased or converted or exchanged or repaid, in whole or in part, pursuant to such obligation and/or the method by which such period or periods, price or prices or terms and conditions shall be determined;

                  (9) provisions, if any, for the defeasance of Securities of the Series;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.02 or the method by which such portion shall be determined; and

                  (12) if other than Dollars, the Foreign Currency in which Securities of the series shall be denominated, or in which payment of the principal of (and premium, if any) and interest on the Securities of the series may be made or the method by which such Foreign Currency shall be determined;

                  (13) if the principal of (and premium, if any) or interest on Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Securities are denominated or stated to be payable without such election, the periods within which and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate between the Currency in which the Securities are denominated or payable without such election and the Currency in which the Securities are to be paid if such election is made;

                  (14) if the amount of payments of principal (and premium, if any) or interest on the Securities of the series may be determined with reference to one or more securities issued by the Company or another company or to an index including, but not limited to, an index based on a Currency or Currencies other than that in which the Securities are payable, or any other type of index, the manner in which such amounts shall be determined;

                  (15) if the Securities of the series are denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (premium, if any) or any interest on such Securities (including the Currency or Currencies of payment thereof);

                  (16) the right, if any, of the Company to defer payments of interest by extending the interest payment periods by a period of time to be determined by the Company, the dates on which such payment of interest shall be payable and whether and under what circumstances additional interest on amounts deferred shall be payable;

                  (17) any additional Events of Default or covenants provided for with respect to Securities of the series or any Events of Default or covenants herein specified which shall not be applicable to the Securities of the series;

                  (18) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities or for other Global Securities; and the Depository for such Global Security or Securities;

                  (19) whether the Securities of the series are to be issuable in definitive form (whether upon original issuance or upon exchange of a temporary Security of the series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, and, if so, the form and terms of such certificates, documents or conditions; and

                  (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto.

                  At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.02.              Denominations.

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

SECTION 3.03.              Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that:

                  (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                  (2) the form of such Securities has been established in conformity with the provisions of this Indenture;

                  (3) the terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (4) in the event that the form or terms of such Securities have been established in a supplemental indenture, the execution and delivery of such supple-mental indenture have been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (5) the execution and delivery of such Securities have been duly authorized by all necessary corporate action of the Company and such Securities have been duly executed by the Company and, assuming due authentication by the Trustee and delivery by the Company, are the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (6) the amount of Outstanding Securities of such series, together with the amount of such Securities, does not exceed any limit established under the terms of this Indenture on the amount of Securities of such series that may be authenticated and delivered.

                  In the event that all Securities of a series are not issued at the same time, the Trustee shall authenticate and deliver the Securities of such series executed and delivered by the Company for original issuance upon receipt of an order of the Company (which need not comply with Section 1.02 hereof), signed by an officer or employee of the Company identified to the Trustee in an Officers' Certificate, if the Trustee has previously received the Company Order and Opinion of Counsel referred to in the third paragraph of this Section 3.03 with respect to the issuance of any Securities of such series.

                  The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 3.04.              Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.05.              Registration, Registration of Transfer and Exchange.

                  The Company or the Trustee shall keep a register (the "Security Register") in which, subject to such reasonable regulations as the Company or the Trustee may prescribe, the Company or the Trustee shall provide for the registration of Securities and of transfers of Securities.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency designated by the Company for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, subject to Section 2.03, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or any registrar with respect to such series of Securities, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  None of the Company, the Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any aspect of the Depository's records relating to or payment made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.06.              Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Company or to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon the Company's request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.              Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the record date (as hereinafter defined) for such interest notwithstanding the cancellation of such Security upon the registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the Persons in whose names outstanding Securities are registered at the close of business on a subsequent record date established by notice given by mail by and on behalf of the Company to the Holders of Securities not less than fifteen days preceding such subsequent record date, such record date to be not less than ten days preceding the date of payment of such defaulted interest. The term "record date" as used in this Section 3.07 with respect to any regular interest payment date shall mean such day preceding such interest payment date as may have been established as the record date with respect to an interest payment date for Securities of such series in a Board Resolution in accordance with Section 3.01 hereof. The Company may also make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange in which the Securities may be listed, and upon such notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this sentence, such manner of payment shall be deemed practicable by the Trustee.

SECTION 3.08.              Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09.              Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it; provided, however, that if surrendered to any Authenticating Agent, such Securities shall be promptly cancelled by such Authenticating Agent and forwarded to the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided that the Trustee shall not be required to dispose of securities in a manner deemed impracticable by the Trustee.

SECTION 3.10.              Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 3.11.              Currency of Payments in Respect of Securities.

                  (a) Except as otherwise specified pursuant to Section 3.01, payment of the principal of (and premium, if any) and interest on Securities of any series will be made in Dollars.

                  (b) For purposes of any provision of the indenture where the Holders of Outstanding Securities may perform an Act which requires that a specified percentage of the Outstanding Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Securities denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates determined as specified pursuant to Section 3.01 for Securities of such series, as of the date for determining whether the Holders entitled to perform such Act have performed it, or as of the date of such decision or determination by the Trustee, as the case may be.

                  (c) Any decision or determination to be made by the Trustee regarding exchange rates may be made instead by an agent appointed by the Trustee and acceptable to the Company; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company and the Trustee at the time of such appointment, require such agent to make such determination by a method consistent with the method provided pursuant to
Section 3.01 for the making of such decision or determination. All decisions and determinations of the Trustee or the agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities.

SECTION 3.12.              Judgments.

                  The Company may provide pursuant to Section 3.01 for Securities of any series that the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Securities of any series in a Foreign Currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.01 is of the essence and thereby agree that, to the fullest extent possible under applicable law, judgments in respect of such Securities shall be given in the Designated Currency. In such event, the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount of the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premiums and cost of exchange) on the Business Day in the country of issue of the Designated Currency immediately following the day on which such Holder receives such payment. If the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall, and any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01.              Satisfaction and Discharge of Indenture.

                  This Indenture, with respect to the Securities of any series (if all series issued under this Indenture are not to be affected), shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i)  have become due and payable, or

                                    (ii) will become due and payable at their
                           stated maturity within one year, or

                                    (iii) if the Securities of such series are
                           denominated and payable only in Dollars (except as provided pursuant to Section 3.01) and such Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in Dollars sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

SECTION 4.02.              Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                    ARTICLE V

                                    REMEDIES

SECTION 5.01.              Events of Default.

                  "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of the Securities of such series shall not constitute a default in the payment of interest for this purpose; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when due and payable as therein or herein provided whether at its maturity or upon acceleration, redemption or otherwise; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law now or hereafter in effect, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or the making by the

         Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the Company or any Significant Subsidiary shall fail generally to pay its debts as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

                  (7) any other Event of Default provided with respect to Securities of that series.

                  For purposes of this Section 5.01 the term "Significant Subsidiary" shall mean any Subsidiary (i) which, as of the close of the fiscal year of the Company immediately preceding the date of any determination hereunder, contributed more than 7% of the consolidated gross operating revenues of the Company and its Subsidiaries, or (ii) the Net Worth of which (determined in a manner consistent with the manner of determining consolidated Net Worth of the Company and its Subsidiaries) as of the close of such immediately preceding fiscal year exceeded 7% of the consolidated Net Worth of the Company and its Subsidiaries.

SECTION 5.02.              Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default with respect to Securities of any series at the time Outstanding, occurs and is continuing, then in every such case, unless the principal of all of the Securities of such series shall have already become due and payable, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, in the case of certain Securities which provide for less than the entire principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to this Section 5.02, such portion of the principal amount as may be specified in the terms of that series of Securities) and the interest accrued thereon of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and interest accrued thereon shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section 3.01) sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration shall have been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such declaration; and payment of the portion of the principal thereof as shall have become due and payable as a result of such declaration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security when due and payable whether at its maturity or upon acceleration, redemption or otherwise;

                  (3) default is made in the deposit of any sinking fund payment when and as due by the terms of any Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04.              Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company, or any other obligor upon the Securities or the property of the Company, or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the

Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

                  Subject to the provisions of Article Eight of this Indenture, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.05.              Trustee May Enforce Claims Without Possession of
                           Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  In any proceeding brought by the Trustee (and also in any proceeding involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect to which action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

SECTION 5.06.              Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 6.07;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD:  To the Company.

SECTION 5.07.              Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a custodian, liquidator, assignee, sequestrator, receiver, trustee, or other similar official, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the due dates (subject to any right of the Company to defer any payment or extend any due date in accordance with the terms of the Security), expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09.              Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.              Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.              Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.              Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee shall have determined that the action so directed would not be unjustly prejudicial to the Holders of any Securities of any series with respect to which the Trustee is the Trustee not taking part in such direction,

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (4) the Trustee shall be indemnified as hereinafter provided.

SECTION 5.13.              Waiver of Past Defaults.

                  Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.              Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the due dates expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15.              Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

SECTION 5.16. Duty to Accelerate.

                  The Trustee shall be under no duty to accelerate the debt hereunder or to institute any proceedings unless it knows or in the exercise of reasonable diligence should have known of the existence of an event of default hereunder.


                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.              Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                  (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series pursuant to the provisions of
         Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02.              Notice of Defaults.

                  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(4) with respect to the Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.03.              Certain Rights of Trustee.

                  Subject to the provisions of Section 6.01:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such matters of fact as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) except for (i) a default under Sections 5.01 (1), (2) or
         (3) hereof or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default with respect to Securities of any series at the time Outstanding unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series; as used herein, the term "actual knowledge" means the actual fact or state of knowing, without any duty to make any investigation with regard thereto.

SECTION 6.04.              Not Responsible for Recitals or Issuance of
                           Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05.              May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent or such agent.

SECTION 6.06.              Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and except as otherwise provided herein. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.07.              Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 6.08.              Disqualification; Conflicting Interests.

                  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

                  (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of, that series, as their names and addresses appear in the Security Register, notice of such failure.

                  (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if:

                  (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                           (A) this Indenture and such other indenture or
                  indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures (or any series of securities issuable thereunder) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                           (B) the Company shall have sustained the burden of
                  proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                  (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

                  (3) the Trustee directly or indirectly controls, is directly or indirectly controlled by, or is under direct or indirect common control with the Company or an underwriter for the Company;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and
         (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                  (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the

         Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined) 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                  (9) the Trustee owns, on the date of default upon the Securities of such series or any anniversary of such default while such default shall be continuing, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the date of such default upon the Securities of such series and annually in each succeeding year that the Securities of such series remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

                  (10) except under the circumstances described in paragraphs
         (1), (3), (4), (5) and (6) of Section 6.13(b), the Trustee shall be or shall become a creditor of the Company.

                  The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

                  For the purposes of paragraph (1) of this Subsection, Sections
5.12 and 5.13 and the definition of the term "Outstanding," the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series, provided that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

                  For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in Clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

                  (d)      For the purposes of this Section:

                  (1) The term "underwriter," when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                  (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

                  (3) The term "Person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                  (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                  (5) The term "Company" means any obligor upon the Securities.

                  (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                  (7) The term "default" shall mean, with respect to the Securities of any series, an Event of Default in respect thereof (exclusive of any period of grace or requirement of notice).

                  (e) Except in the case of a default in the payment of the principal of (and premium, if any) or interest on the Securities of any series, or in the payment of any sinking fund or analogous payment, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

                  (1) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

                  (2) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Holders of the Securities of the applicable series.

                  The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

                  (f) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                  (1) A specified percentage of voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                  (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                  (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

                  (4) The term "outstanding" means those securities issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                           (A) securities of an issuer held in a sinking fund
                  relating to securities of the issuer of the same class;

                           (B) securities of an issuer held in a sinking fund
                  relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                           (C) securities pledged by the issuer thereof as
                  security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                           (D) securities held in escrow if placed in escrow by
                  the issuer thereof;

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same right and privileges; provided, however, that, in the case of secured evidences of Indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute series' different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 6.09.              Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder with respect to each series of Securities which shall be either (i) a corporation, bank or trust company organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by United States or Federal or State authority or (ii) a corporation or other Person organized and doing business under the laws of any other government which is permitted to act as Trustee pursuant to any rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by an authority of such government, or a political subdivision thereof, substantially equivalent to the supervision or examination applicable to the institution described in clause (i) above, in each case having a combined capital and surplus (with its direct parent) of at least $50,000,000 and its Corporate Trust Office in Chicago, Illinois or New York, New York, if there shall be such a corporation or Person in such location willing to act upon or customary and reasonable terms. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10.              Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of the series as to which the Trustee has a conflicting interest for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11.              Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor

Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such Successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12.              Merger, Conversion, Consolidation or Succession to
                           Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13.              Preferential Collection of Claims Against Company.

                  (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal, premium, if any, or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds from the disposition of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (1) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

                  (2) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

                  In any case commenced under the Bankruptcy Act of July 1, 1898, or any amendment thereto enacted prior to November 6, 1978, all references above to periods of three months shall be deemed to be references to periods of four months.

                  (b) There shall be excluded from the operation of Subsection
(a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) in this Section.

                  (c) For the purposes of this Section 6.13 only:

                  (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which indenture and as to which securities the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (5) the term "Company" means any obligor upon the Securities; and

                  (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 6.14.              Appointment of Authenticating Agent.

                  At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section
3.06 and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery by an Authenticating Agent and a certificate of authentication executed by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (together with its direct parent) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14, and the Trustee shall be entitled to be reimbursed for such payments.

                  The provisions of Sections 3.08, 6.04 and 6.05 shall be applicable to each Authenticating Agent.

                  Pursuant to each appointment made under this Section 6.14, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                                 -----------------------------
                                                    As Authenticating Agent



                                                 By:
                                                    --------------------------
                                                     Authorized Signature

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.              Company to Furnish Trustee Names and Addresses of
                           Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not more than 15 days after each record date with respect to a regular interest payment date for each series of Securities, a list, in such form as the Trustee may reasonably require, containing all the information in the possession and control of the Company or of its paying agents regarding the names and addresses of the Holders of such series as of such record date; provided, however, that if Securities of any series shall have more than two regular interest payment dates in each calendar year or shall not bear interest, then such list with respect to such series of Securities will be furnished to the Trustee semi-annually on such dates as may be agreeable to the Trustee; and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that if the Trustee is the sole registrar with respect to any series of Securities, no such list need be furnished with respect to such series.

SECTION 7.02.              Preservation of Information; Communications to
                           Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as sole Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; other wise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

SECTION 7.03.              Reports by Trustee.

                  (a) Within 60 days after May 15 of each year commencing with the year 1994, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

                  (1) its eligibility under Section 6.09 and its qualifications under Section 6.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                  (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 6.08(c);

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on the trust estate or on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or (6);

                  (5) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

                  (6) any additional issue of Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

                  (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on the trust estate or on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 7.04.              Reports by Company.

                  The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.              Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the due and punctual performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.02.              Successor Corporation Substituted.

                  Upon any consolidation of the Company with or merger of the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.              Supplemental Indentures without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating such Events of Default are expressly being included solely to be applicable to such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable as to principal, and with or without interest coupons; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture, in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders of Securities of any series in any material respect.

SECTION 9.02.              Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the due date of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of the maturity thereof pursuant to Section 5.02, or change the place of payment where, or the coin or Currency in which, any Security or any premium or the interest thereon is denominated or payable (or, in the case of certain Securities which provide for less than the entire principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02, reduce the amount of principal payable upon such a declaration of acceleration of the maturity thereof), or impair the right to institute suit for the enforcement of any such payment on or after the due date thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage of the principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.08, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03.              Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.              Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05.              Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.06.              Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    COVENANTS

SECTION 10.01.             Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 10.02.             Maintenance of Office or Agency.

                  The Company will maintain in the City of Chicago, Illinois, for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices to and demands upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company in a written notice to the Trustee, such office or agency for all purposes shall be the Corporate Trust Office of the Trustee. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee in the City of Chicago, Illinois, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

SECTION 10.03.             Money for Securities Payments To Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Paying Agent will promptly notify the Trustee of the Company's action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04.             Corporate Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its

Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole.

SECTION 10.05.             Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.06.             Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles).

SECTION 10.07.             Statement as to Compliance.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate (executed by at least the principal executive officer, the principal financial officer or the principal accounting officer of the Company) stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the Company's covenants and agreements contained in this Indenture and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.08.             Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.04 to 10.06, inclusive, with respect to the Securities of any series if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instances or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.01.             Applicability of Article.

                  Securities of any series which are redeemable before their stated maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 11.02.             Election to Redeem; Notice to Trustee.

                  In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.03.             Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denominations for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.04.             Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.05.             Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be the date for an installment of interest) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.06.             Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose due date is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record date with respect to such installments of interest according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.07.             Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a specified place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 12.01.             Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of

Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 12.02.             Satisfaction of Sinking Fund Payments with
                           Securities.

                  The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.03.             Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are denominated (except as provided pursuant to Section 3.01) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.


                                  ARTICLE XIII

                                   DEFEASANCE

SECTION 13.01.             Applicability of Article.

                  If pursuant to Section 3.01 provision is made for the defeasance of Securities of a series, and if the Securities of such series are denominated and payable only in Dollars (except as provided pursuant to Section 3.01) then the provisions of this Article shall be applicable except as otherwise specified as contemplated by Section 3.01 for Securities of such series. Defeasance provisions, if any, for Securities denominated in a Foreign Currency may be specified pursuant to Section 3.01.

SECTION 13.02.             Defeasance upon Deposit of Moneys or U.S. Government
                           Obligations.

                  At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 8.01, Section 10.04, Section 10.05 and Section 10.06 with respect to Securities of any series (and, if so specified pursuant to Section 3.01, any other restrictive covenant added for the benefit of such series) at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or
         (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and
         (ii), sufficient in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest on, the Outstanding Securities of such series on the dates such installments of interest or principal are due;

                  (2) if the Securities of such series are then listed the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Securities to be delisted;

                  (3) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service.

                  "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities of such series to receive payment of the principal of and the interest on such Securities when such payments are due, (B) the Company's obligations with respect to the Securities of such series under Sections 3.05, 3.06, 10.02 and 13.03 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America or the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 13.03. Deposited Moneys and U.S. Government Obligations to Be Held in Trust.

                  All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 13.02 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon for principal (premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

SECTION 13.04.             Repayment to Company.

                  The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any money or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (premium, if any) and interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 13.02.

                  The provisions of the last paragraph of Section 10.03 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Securities for which money or U.S. Government obligations have been deposited pursuant to Section 13.02.


                                   ARTICLE XIV

                                  SUBORDINATION

SECTION 14.01.             Securities Subordinate to Senior Indebtedness.

                  The Securities shall be subordinated to Senior Indebtedness as set forth in this Article Fourteen. The Company covenants and agrees, and each Holder of a Security of any series by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Fourteen, the indebtedness represented by the Securities of such series and the payment of the principal amount, interest and such other amounts as provided for in Section 3.01, if any, in respect of each and all of the Securities of such series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness; provided, however, that no provision of this Article Fourteen shall prevent the occurrence of any default or Event of Default hereunder.

                  For purposes of this Article Fourteen, the following terms shall have the following meanings:

                  (1) "Indebtedness," as applied to a Person, means, as of the date on which Indebtedness is to be determined and without duplication
         (i) all obligations represented by notes, bonds, debentures or similar evidences of indebtedness; (ii) all indebtedness for borrowed money or for the deferred purchase price of property or services other than, in the case of any such deferred purchase price, on normal trade terms;
         (iii) all rental obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; and (iv) all Indebtedness of others for the payment of which such Person is responsible or liable as obligor or guarantor.

                  (2) "Senior Indebtedness" means the principal of (and premium, if any) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Federal bankruptcy law or any other applicable Federal or State law, but only to the extent allowed or permitted to the holder of such Indebtedness of the Company against the bankruptcy or any other insolvency estate of the Company in such proceeding) and other amounts due on or in connection with any Indebtedness of the Company incurred, assumed or guaranteed by the Company, whether outstanding on the date of this Indenture or hereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Indebtedness of the Company; provided, however, that the following will not constitute Senior Indebtedness:

                           (A) any Indebtedness of the Company as to which, in
                  the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Indebtedness of the Company shall be subordinated to or pari passu with the Securities;

                           (B) Indebtedness of the Company in respect of the
                  Securities;

                           (C) any Indebtedness of the Company constituting
                  trade accounts payable arising in the ordinary course of business; and

                           (D) any Indebtedness of the Company to any Subsidiary
                  of the Company.

SECTION 14.02.             Payment Over of Proceeds upon Dissolution, Etc.

                  Upon any distribution of assets of the Company in the event of:

                  (1) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets; or

                  (2) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

                  (3) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company; then and in such event

                           (A) the holders of Senior Indebtedness shall be
                  entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities of any series are entitled to receive any payment on account of the principal amount, interest or such other amounts as may be provided for in
                  Section 3.01, if any, in respect of the Securities of such series; and

                           (B) any payment or distribution of assets of the
                  Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Fourteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness or provision therefor.

                  In the event that, notwithstanding the foregoing provisions of this Section 14.02, the Trustee or the Holder of any Security of any series shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee as provided in Section 14.10, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  For purposes of this Article Fourteen only, the words "cash, property or securities," or any combination thereof, shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article Fourteen with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered, in any manner adverse to such holders, by such reorganization or readjustment.

                  The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section 14.02 if the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer all or substantially all of the assets of the Company, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 14.03. Prior Payment to Senior Indebtedness upon Acceleration of Securities.

                  In the event that any Securities of any series are declared due and payable before their maturity in accordance with Section 5.02 because of an Event of Default, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Securities of such series are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities of such series) by the Company on account of the principal of (or premium, if any) or interest or other amounts on Securities of such series as provided in Section 3.01, if any, or on account of the purchase or other acquisition of Securities of such series.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities of any series prohibited by the foregoing provisions of this Section 14.03, and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in Section 14.10) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the Person holding such payment for the benefit of the holders of Senior Indebtedness.

                  The provisions of this Section 14.03 shall not apply to any payment with respect to which Section 14.02 would be applicable.

SECTION 14.04.             Default in Senior Indebtedness.

                  In the event and during the continuation of any default by the Company in the payment of principal (and premium, if any) interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in any such case, or exchange no payment shall be made by the Company with respect to the principal (including redemption or exchange payments, if any) of, premium, if any, or interest or other amounts on the Securities until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

SECTION 14.05.             Payment Permitted if No Default.

                  Nothing contained in this Article Fourteen or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section
14.02 or under the conditions described in Sections 14.03 or 14.04, from making payments at any time of the principal amount, interest or such other amounts as may be provided for in Section 3.01, if any, as the case may be, in respect of the Securities, or (b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the principal amount, interest or such other amounts as may be provided for in Section 3.01, if any, as the case may be, in respect of the Securities if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 14.10, notice that such payment would have been prohibited by the provisions of this Article Fourteen.

SECTION 14.06.             Subrogation Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities of any series shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Fourteen to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal amount, interest or such other amounts as provided for in Section 3.01, if any, as the case may be, in respect of the Securities of such series shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities of such series or the Trustee would be entitled except for the provisions of this Article Fourteen, and no payments pursuant to the provisions of this Article Fourteen to the Company or to the holders of Senior Indebtedness by Holders of the Securities of such series or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities of such series, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 14.07.             Provision Solely to Define Relative Rights.

                  The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of any series, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities of any series is intended to or shall:

                  (1) impair, as between the Company and the Holders of the Securities of such series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of such series the principal amount, interest or such other amounts as may be provided for in Section 3.01, if any, as the case may be, in respect of the Securities of such series as and when the same shall become due and payable in accordance with the terms of the Securities of such series and this Indenture and which, subject to the rights under this Article Fourteen of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company; or

                  (2) affect the relative rights against the Company of the Holders of the Securities of such series and creditors of the Company other than holders of Senior Indebtedness; or

                  (3) prevent the Trustee or the Holder of any Security of such series from exercising all remedies otherwise permitted by applicable law upon default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 14.08.              Trustee to Effectuate Subordination.

                  Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 14.09.             No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of such series and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Securities of such series to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

SECTION 14.10.             Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of any series. Failure to give such notice shall not affect the subordination of the Securities of such series to Senior Indebtedness. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities of such series, unless and until the Trustee shall have received written notice thereof in accordance with Section 1.05 from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume conclusively that no such facts exist; provided, however, that if the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal amount, interest or such other amounts as may be provided for in Section 3.01, if any, as the case may be, in respect of any Security of such series), the notice with respect to such money provided for in this Section 14.10, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the right of such Person to receive such payment.

SECTION 14.11.             Reliance on Judicial Order or Certificate of
                           Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of
Section 6.01, and the Holders of the Securities of any series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

SECTION 14.12.             Trustee Not Fiduciary for Holders of Senior
                           Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless the Trustee shall have received notice in accordance with Section 1.05. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Fourteen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 14.13.             Rights of Trustee as Holder of Senior Indebtedness;
                           Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

SECTION 14.14.             Article XIV Applicable to Paying Agents.

                  The term "Trustee" as used in this Article Fourteen shall (unless the context otherwise requires) be construed as extending to and including the Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article Fourteen in addition to or in place of the Trustee; provided, however, that Sections 14.10 and 14.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                            -----------------------


                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                              TRIBUNE COMPANY

[Seal]

                                              By:
                                                 ----------------------------
                                                    Name:
                                                    Title:



Attest:


-----------------------------------
Name:
Title:


                                              BANK OF MONTREAL TRUST
                                              COMPANY, Trustee

[Seal]

                                              By:
                                                 ----------------------------
                                                    Name:
                                                    Title:

Attest:



-----------------------------------
Name:
Title:




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